Exhibit 99.1

Resource Capital Corp.
JMP Conference Presentation
September 26, 2011

Safe Harbor
This presentation contains forward-looking statements that involve risks and uncertainties. These forward-looking statements are not historical facts but rather are based on our current beliefs, assumptions and expectations. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us or are within our control. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. You should not place undue reliance on these forward-looking statements, which reflect our view only as of the date of this presentation.
We use words such as “anticipate,” “expect,” “intend,” “plan,” “believe,” “seek,” “estimate,” and variations of these words and similar expressions to identify forward-looking statements. Forward-looking statements are subject to various risks and uncertainties that could cause actual results to vary from our forward-looking statements, including:
 ▪ changes in our industry, interest rates, the debt securities markets, real estate markets or the general economy;
 ▪ increased rates of default and/or decreased recovery rates on our investments;
 ▪ the performance and financial condition of our borrowers;
 ▪ the cost and availability of our financings, which depends in part on our asset quality, the nature of our relationships with our lenders and other capital providers, our business prospects and outlook and general market conditions;
 ▪ the availability and attractiveness of terms of additional debt repurchases;
 ▪ availability, terms and deployment of short-term and long-term capital;
 ▪ availability of, and ability to retain, qualified personnel;
 ▪ changes in our business strategy;
 ▪ availability of investment opportunities in commercial real estate-related and commercial finance assets;
 ▪ the resolution of our non-performing and sub-performing assets;
 ▪ our ability to comply with financial covenants in our debt instruments;
 ▪ the degree and nature of our competition;
 ▪ the adequacy of our cash reserves and working capital;
 ▪ the timing of cash flows, if any, from our investments;
 ▪ unanticipated increases in financial and other costs, including a rise in interest rates;
 ▪ our ability to maintain compliance with over-collateralization and interest coverage tests in our CDOs and/or CLOs;
 ▪ our dependence on our Manager and ability to find a suitable replacement in a timely manner, or at all, if we or our Manager were to terminate the management agreement;
 ▪ legislative and regulatory changes (including changes to laws governing the taxation of REITs or the exemptions from registration as an investment company);
 ▪ environmental and/or safety requirements;
 ▪ our ability to satisfy complex rules in order for us to qualify as a REIT, for federal income tax purposes and qualify for our exemption under the Investment Company
 Act of 1940, as amended, and our ability and the ability of our subsidiaries to operate effectively within the limitations imposed by these rules; and
 ▪ other factors discussed under Item IA. Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2010 and those factors that may be contained in any subsequent filing we make with the Securities Exchange Commission.
We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this presentation might not occur and actual results, performance or achievement could differ materially from that anticipated or implied in the forward-looking statements.

Business Overview
(1) Reflects share price of $5.55 as of September 22, 2011 and total shares outstanding as of August 3, 2011
(2) As of June 30, 2011
(3)   This includes dividends declared for the September 30, 2011 quarter to be paid on October 27, 2011
Exchange / Ticker	NYSE: "RSO"

Business Structure	REIT

Market Capitalization(1)	$417.9 million

Investment Portfolio(2)	$2.0 billion

Cumulative cash dividends since inception (June ‘05)(3)	$8.47/share

External Manager	Resource America, Inc. (NASDAQ: "REXI")

- We provide customized financing solutions:

- Portfolio consists predominantly of senior secured loans in real estate, leveraged corporate loans, and business leasing and loans

 ➢ RSO is a commercial finance business structured as a REIT with substantial focus on commercial real estate mortgage investments as well as commercial loans and leases
 ➢ Approximately $2.0 billion in assets as of 6/30/2011
 ➢ Our Floating-rate assets (LIBOR based) provide protection against rising interest rates
 ➢ Committed and experienced sponsor and management team
 ➢ Approximately 8% ownership by management team and affiliates
 ➢ Assets are predominantly term-funded
 ➢ RSO had $217 million of cash as of July 29, 2011(1)
Resource Capital Corp. Overview

COMMERCIAL REAL
ESTATE LOANS
BANK LOANS
SMALL BUSINESS
LOANS AND LEASES
(1) Includes restricted cash of approximately $189 million

 ➢ Cleaned up balance sheet and brought leverage down from a high of 10.0x to 3.4x as of
 June 30, 2011
 ➢ Maintained a cash dividend throughout the downturn and paid $5.48 in cash dividends since June 2007
 ➢ Increased and diversified investments in real estate lending, corporate loans and CMBS
 ➢ Significantly decreased legacy portfolio
 ➢ Took advantage of the displaced market and bought discounted formerly AAA rated
 CMBS bonds and bank loans and sold them for substantial profit
 ➢ Opened a permanent CMBS financing facility
 ➢ Began investing in distressed real estate and have realized gains
RSO Highlights Since the Financial Crisis

Powerful and Established Core Platform
REAL ESTATE TEAM
CORPORATE LENDING &
COMMERCIAL FINANCE TEAMS
➢ Dedicated team of 12 professionals led by Dave Bloom
 bolstered by 35 additional professionals at Resource
 Real Estate
➢ Management team has worked together for over 10
 years - we still have the same team intact as before the
 crisis
➢ We have our own origination team which maximizes our
 ability to control the assets and monitor credit quality
➢ This team is experienced in investing in periods of
 distress
➢ The corporate loan team has 15 professionals led by
 Gretchen Bergstresser bolstered by 15 additional
 professionals at Resource America
 • All of the CLOs in RSO were nominated as
 finalists for Best Performing CLO for 2005, 2006
 and 2007 by Creditflux
➢ Grew position in the commercial finance space via a
 direct investment in the leasing platform of LEAF
 Commercial Capital, Inc (LCC) a premier small ticket
 equipment leasing and finance company
 • LCC, a regular programmatic issuer in
 securitization paper, was the #2 issuer in its
 asset class in 2010 (1)
(1) 2010 Year End Database Asset-Backed Alert - Harrison Scott Publications.

Business Segments
	Commercial Real Estate	Leverage Loans	Other Credit Opportunities
Types of Assets	• Commercial Mortgages • Newer real estate assets that we originate • Downsizing our legacy portfolio • Whole loans, Mezzanine loans • CMBS	• Corporate Bank Loans covering a wide array of industries and ABS held to maturity • RCAM (Resource Capital Asset Management)	• Preferred equity stake in Leasing JV • Proprietary Structured Products
Structure	2 CRE CDOs & Warehouse Facility	3 Bank Loan CLOs & Warehouse Facility	Taxable REIT Subsidiaries
Equity Allocation	66%	21%	13%
Asset Breakdown ($2.0 billion)	41%	55%	4%
% of RSO Gross Interest Income	32%	51%	17%
% Net Interest Income	25%	57%	18%
Return on Equity	12-15%	18-22%	10-35%

➢ In the past 18 months the CMBS market re-emerged but then pulled back dramatically
 ▪ Very few CMBS lenders currently quoting
 ▪ Leverage amounts, pricing and terms have all changed with a much more conservative approach across the board - 60-65% LTV and 11%+ in-place debt yields
 ▪ Fixed rate lending on stabilized assets is returning, but the bid for floating rate transitional loans remains scarce
➢ Lenders have retreated to their traditional core competencies
 ▪ Wall Street conduits focused on 10 year fixed rate deals for stabilized properties
 ▪ Commercial Banks focused on recourse lending for broader relationship purposes
 ▪ Transitional bridge lenders, like RSO, making loans for value-add transactions to well capitalized proven sponsors
➢ Liquidity is returning to the subordinate loan market
 ▪ RSO has taken advantage of this opportunity and has sold legacy, B-note and mezzanine loan positions at favorable pricing
 ▪ The sale of these subordinate positions creates liquidity to make whole loans at wider spreads, favorable terms and superior structure
Commercial Mortgage Market

Bridge Financing - Acquisition and Refinance
➢ RSO has recently closed or is closing 11 new loans that total approximately $132 million at an average coupon of 7.83%
➢ RSO has a full forward pipeline in excess of $500 million and is actively quoting financing on the following terms:
 ▪ Loan size between $5 million and $25 million
 ▪ Maximum 85% as-is Loan to Value
 ▪ Minimum 1.10X Debt Service Coverage Ratio off of stressed in place net operating income
 ▪ 7%-10% coupon floors (400 to 700 bps over a 3% LIBOR floor)
 ▪ Impounds for Cap Ex and TI/LC reserves
 ▪ One point Commitment Fee and one point Exit Fee
 ▪ Two-year initial terms with three one-year extensions
 ▪ Elements of recourse to the principals in select situations

Real Estate Loan Parameters

➢ Corporate credit fundamental picture is healthy
 ▪ Default rates are low and are projected to stay low
 ▪ Leverage multiples are staying intact
➢ New Issue CLO activity
 ▪ Better performing managers can have access to the market again
 ▪ Apidos priced a new $350 million cash flow CLO last week
➢ In Feb. 2011 a subsidiary of RSO purchased Churchill Pacific Asset Management (subsequently named RCAM) for $22.5 million
➢ Through RCAM, RSO receives senior, subordinated and the right to incentive fees related to the management of five CLOs totaling approximately $1.9 billion in AUM.
Corporate Loan Market and Portfolio
Comprised of (Amount in Thousands):		6/30/2011
	Principal/Face	Unamortized Discount	Carrying Value
Loans held in CLO’s*	896,958	(19,485)	877,473
Loan allowances			(3,559)
Loans, net of allowances			873,914
Securities held in CLO’s (held to maturity)			29,616
Net Bank Loan Portfolio			903,530
* Also includes a loan of $850,000 that is held outside the CLOs
Bank Loan Portfolio

RSO’s Targeted Investment in Specialty
Commercial Finance
➢ RSO invested $36 million in LEAF Commercial Capital (“LCC”), which operates an equipment lease and note origination, servicing and financing business, in preferred stock with a coupon of 10%.
➢ In addition, RSO was issued warrants to purchase shares representing 48% of
 LCC’s common stock.
➢ In connection with these transactions, LCC entered into a revolving securitized equipment lease warehouse facility of $50 million.
➢ The lease warehouse facility may be increased to a total of $200 million of which an additional $110 million has been committed.

12.0x
10.0x
8.0x
6.0x
4.0x
2.0x
0.0x
Debt / Equity
9.1x
10.0x
9.6x
9.3x
6.7x
6.3x
5.3x
4.8x
4.5x
3.5x
3.4x
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211

➢ During FY 2010, RSO repurchased
 $46.9 million of its corporate notes
 at a 37% discount to par
➢ During FY 2011, RSO repurchased
 $5.0 million of its corporate notes
 at a 40% discount to par

Clean Balance Sheet
Leverage Since 12/31/08
CDO Compliance
Maturing Debt
Open Market Repurchases
➢ All RSO structured finance
 vehicles continue to pay all
 classes according to their terms
➢ Compliant with OC and IC tests
 as of 6/30/11
➢ RSO has paid off all short-term
 debt
➢ Only debt outstanding is long-
 dated funding through structured
 finance vehicles and Trups

 ➢ Maintained a cash dividend and paid $8.47 in dividends since inception in June 2005
 ➢ Powerful core platforms and established management teams in real estate, corporate lending and commercial finance
 ➢ Cleaned up balance sheet and brought leverage down from a high of 10.0x to 3.4x as of
 June 30, 2011
 ➢ Our Floating-rate assets (LIBOR based) provide protection against rising interest rates
 ➢ Significantly decreased legacy portfolio
 ➢ Took advantage of the displaced market and bought deeply discounted bonds and bank loans and sold them for substantial profit
 ➢ Opened a permanent CMBS financing facility
 ➢ Began investing in distressed real estate and have realized gains

*	This includes dividends declared for the September 30, 2011 quarter to paid on October 27, 2011
RSO Highlights